LEASING ACTIVITIES (Tables)	3 Months Ended
Mar. 31, 2021
Leases [Abstract]
The Company’s other operating leases were evaluated and determined to be immaterial to the financial statements. At March 31, 2021, future minimum rental commitments under the non-cancellable operating leases discussed above are as follows (dollars are in thousands):

The Company’s other operating leases were evaluated and determined to be immaterial to the financial statements. At March 31, 2021, future minimum rental commitments under the non-cancellable operating leases discussed above are as follows (dollars are in thousands):

2021	$406
2022	530
2023	544
2024	546
2025	550
Thereafter	3,978
Total lease payments	6,554
Less imputed interest	1,210
Total	$5,344